EXECUTION VERSION CONTINGENT NOTE $130,000,000.00 July 20, 2015 For value received, GT Advanced Technologies Limited (“GT Hong Kong” or “Maker”), a Hong limited liability company, hereby promises to pay to GTAT Corporation, a Delaware corporation (“GTAT Corp.” and, together with any transferee permitted under the terms hereof, “Holder”), the principal amount of $130,00,000.00, together with interest thereon calculated in accordance with the provisions of this promissory note (as amended, restated, supplemented, or otherwise modified from time to time, the “Note”). 1. Definitions. 1.1 “2010 Services Agreement” means that certain Management and Administrative Services Agreement, effective as of July 5, 2010, between GTAT Corp. and GT Hong Kong, as amended by that certain First Amendment to Management and Administrative Services Agreement (Effective as of July 5, 2015), dated as of July 20, 2015. 1.2 “2011 Services Agreement” means that certain Management and Administrative Services Agreement, effective as of April 3, 2011, between GTAT Corp. and GT Hong Kong, as amended by that certain First Amendment to Management and Administrative Services Agreement (Effective as of April 3, 2011), dated as of July 20, 2015. 1.3 “ASF Furnaces” means advanced sapphire furnaces. 1.4 “ASF Furnace Sale” means the sale of any ASF Furnace by GT Hong Kong, regardless of whether such ASF Furnace is or was owned by GTAT Corp., GT Hong Kong, or GT SPE. 1.5 “ASF License Agreement” means that certain License Agreement, by and between GTAT Corp. and GT Hong Kong, effective as of April 1, 2011, as modified by that certain Sapphire Transfer Pricing Analysis and Report for the Fiscal Year Ended March 31, 2012, issued January 21, 2013, and as amended by that certain First Amendment to ASF License Agreement, dated as of July 20, 2015. 1.6 “Bankruptcy Code” means title 11 of the United States Code, as in effect from time to time. 1.7 “Business Day” means any day that is not a Saturday, Sunday, or other day on which banks are authorized or required to close in the state of New York. 1.8 “Chapter 11 Cases” means the voluntary chapter 11 bankruptcy cases initiated by GT Advanced Technologies Inc. and its affiliated debtors in the Court, which are jointly administered under Case No. 14-11916-HJB.

2 1.9 “Contingent Note Collateral” means (i) 100% of the amount of proceeds from ASF Furnace Sales received by GT Hong Kong that is owed to GTAT Corp. under the terms of the Intercompany Settlement Agreement, (ii) 100% of the amount of proceeds from ASF Furnace Sales received by GT Hong Kong that is owed to GT SPE under the terms of the Intercompany Settlement Agreement and (iii) 50% of the amount of proceeds from ASF Furnace Sales retained by GT Hong Kong, and any proceeds of the foregoing; all subject to a carve-out for the benefit of GT Hong Kong of up to $10 million. 1.10 “Contingent Payment” has the meaning set forth in the Intercompany Settlement Agreement. 1.11 “Cost Sharing Agreement” means that certain Agreement for Sharing Development Costs, by and between GTAT Corp. and GT Hong Kong, effective as of April 1, 2011, as amended by that certain First Amendment to Cost Sharing Agreement, dated as of July 20, 2015. 1.12 “Court” means the United States Bankruptcy Court for the District of New Hampshire. 1.13 “Debenture” means that certain Debenture between GT Hong Kong, GTAT Corp., and GT SPE, dated as of July 20, 2015. 1.14 “Debtors” means GT Advanced Technologies Inc. and its affiliated debtors in the Chapter 11 Cases. 1.15 “DIP Financing” means the debtor in possession financing to be provided by certain holders of the 3.00% Senior Convertible Notes due 2017 and 3.00% Senior Convertible Notes issued by GT Advanced Technologies Inc. 1.16 “Dollars” or “$” means United States dollars. 1.17 “Event of Default” has the meaning set forth in Section 7.1 hereof. 1.18 “GT SPE” means GT Advanced Equipment Holding LLC. 1.19 “Intercompany Sales Agreement” means that certain Intercompany Sales Agreement, dated July 20, 2015, by and among GTAT Corp., GT Hong Kong, and GT SPE. 1.20 “Intercompany Settlement Agreement” means that certain Intercompany Settlement Agreement, dated July 20, 2015, by and among GTAT Corp., GT Hong Kong, and GT SPE. 1.21 “Priority Note” means that certain Priority Note made by GT Hong Kong in favor of GTAT Corp. of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time). 1.22 “Obligations” means all principal, interest, fees (if any), charges, expenses, attorneys’ fees, and any other sum chargeable to Maker under this Note.

3 1.23 “Poly/DSS License Agreement” means that certain License Agreement, by and between GTAT Corp. and GT Hong Kong, effective as of July 5, 2010, as amended by that certain Amendment No. 1 to License Agreement, effective as of April 3, 2011, as further modified by that certain Polysilicon Transfer Pricing Analysis and Report for the Calendar Year Ended December 31, 2013), and as further amended by that certain First Amendment to Poly/DSS License Agreement, dated as of July 20, 2015. 1.24 “Recourse Sub-Obligation” shall mean $45,000,000.00 of the principal amount of this Note. 2. Interest. The Note shall bear interest on the outstanding principal amount thereof at a rate per annum equal to 12.5%, to be paid in kind on a monthly basis, provided that any such interest paid in kind shall accrue and be capitalized and be added to the aggregate principal balance of this Note in arrears on a monthly basis. 3. Payment of Principal and Interest on Note. 3.1 Scheduled Payments. This Note shall amortize solely by application of the Contingent Payment in accordance with the Intercompany Settlement Agreement. 3.2 Application of Payments. Payments under this Note shall be applied (a) first, to the payment of accrued interest hereunder until all such interest is paid, and (b) second, to the repayment of the principal outstanding hereunder. 4. Treatment of Note; Set-Off; Taxes 4.1 The obligations of GT Hong Kong to pay the Contingent Payments under the Contingent Note when due and payable, shall be treated as allowed administrative expense claims under sections 503(b) and 507(a)(2) of the Bankruptcy Code against GT Hong Kong in the Chapter 11 Cases. The Obligations under the Contingent Note shall not be subject to setoff or recoupment. 4.2 All payments to be made to Holder under this Note shall be made free and clear of and (save as required by law) without any deduction for or on account of any tax, withholding, charges, set-off or counterclaim (except for any income or profit tax). If Maker is required by law to make a deduction or withholding (except for any income or profit tax) from any payment made under this Note, then the sum payable by Maker in respect of which such deduction or withholding is required to be made shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding (including any deduction or withholding applicable to additional sums payable under this Section 4.3), Holder receives and retains (free from any liability in respect of any such deduction or withholding) a net sum equal to the sum which it would have received and so retained had no such deduction or withholding been made or been required to be made. If Maker makes any payment under this Note in respect of which it is required by law to make any deduction or withholding (except for any income or profit tax), then it shall pay the full amount to be deducted or withheld to the relevant taxation or other authority within the time allowed for such payment under applicable law and shall deliver to Holder, within thirty (30) calendar days after it has made such payment to the applicable authority, an

4 original receipt or other appropriate evidence issued by such authority evidencing the payment to such authority of all amounts so required to be deducted or withheld from such payment. 5. Covenants 5.1 Total cash disbursements made by GT Hong Kong, excluding, without duplication, (i) cash expenditures with respect to fully executed purchase orders that will be accounted for as costs of goods sold when revenue is recognized, provided, that for cash expenditures beginning on July 1, 2015, such expenditures related to each fully executed purchase order shall not exceed the total revenue to be recognized over the life of the applicable fully executed purchase order (irrespective of any required revenue deferrals), (ii) payments to GTAT Corp. and any cash withholding taxes related to such payments that are royalty payments, (iii) costs related directly to the shipping and installation of sold ASF Furnaces and sold furnace components (including cash taxes related directly to such shipping and installation), (iv) costs related directly to seed purchases pursuant to the Seed Agreement (as defined in the Debtors’ motion, dated March 30, 2015 [Docket # 1544]), and (v) payments of certain amounts to Kerry Logistics in accordance with the Stipulation and Agreed Order entered by the Bankruptcy Court [Docket # 1668], shall not exceed (a) $4.5 million in Q3 fiscal year 2015 (commencing July 5, 2015 and ending September 26, 2015), (b) $3.75 million in Q4 fiscal year 2015 (commencing September 27, 2015 and ending December 31, 2015), and (c) $2.50 million per every fiscal quarter thereafter (Q1 fiscal year 2016 commencing January 1, 2016 and ending April 2, 2016 and Q2 fiscal year 2016 commencing April 3, 2016 and ending July 2, 2016). 5.2 GT Hong Kong shall provide monthly cash reports to GTAT Corp. with copies to the legal and financial advisors of GTAT Corp., GT SPE, the lenders under the DIP Financing, and the official committee of unsecured creditors appointed in the Chapter 11 Cases. 6. Security Interest 6.1 Maker hereby grants to Holder a security interest in the Contingent Note Collateral to secure all of Maker’s Obligations. Maker hereby authorizes Holder to file financing statements describing the Contingent Note Collateral and to take any and all other steps necessary or advisable to perfect or protect such security interest. 6.2 To secure all of Maker’ Obligations, Maker also grants to Holder a floating charge in the Contingent Note Collateral, pursuant to the Debenture; provided, however, that nothing in the Debenture shall be deemed or interpreted to modify the rights set forth in this Note. 6.3 The security interest securing this Note shall be (i) junior to the security interest securing the Priority Note and (ii) senior to the security interest securing the Intercompany Sales Agreement. 6.4 Under a plan of reorganization for GT Hong Kong in its Chapter 11 Case, the Recourse Sub-Obligation shall be subject to treatment as a recourse general unsecured claim of GTAT Corp. against GT Hong Kong (which will be reduced dollar-for-dollar by any payments upon this Note).

5 6.5 Maker agrees to execute any further documents, and to take any further actions, reasonably requested by Holder to evidence or perfect the security interests granted under this Article 6, to maintain the perfection and priority of these security interests, or to effectuate the rights granted to Holder in this Article 6. 7. Events of Default. 7.1 Definition. For purposes of this Note, an “Event of Default” shall be deemed to have occurred if: (a) Maker fails to pay when due and payable the full amount of interest then accrued on this Note or the full amount of any principal payment on this Note; (b) An Event of Default has occurred under the Priority Note; (c) GT Hong Kong is in material breach of any of its obligations under this Note (other than the failure to pay when due and payable the full amount of interest then accrued on this note or the full amount of any principal payment on this Note), the Intercompany Settlement Agreement, the ASF License Agreement, the Cost Sharing Agreement, the Poly/DSS License Agreement, the 2010 Services Agreement, or the 2011 Services Agreement, and such breach is not cured within 10 days after GTAT Corp. provided notice of such breach to GT Hong Kong; (d) GTAT Corp. and its direct and indirect subsidiaries organized in the United States have less than $22,500,000 in unrestricted cash; (e) The Bankruptcy Court enters an order authorizing the sale of all or substantially all assets of GTAT Corp. at a time when the DIP Financing will not have been repaid in full on or before consummation of such a sale; or (f) The Chapter 11 Case of either GTAT Corp. or GT Hong Kong is converted to a case under chapter 7 of the Bankruptcy Code. 7.2 Consequences of Events of Default. (a) If an Event of Default has occurred, the aggregate principal amount of this Note (together with all accrued interest thereon and all other amounts due and payable with respect thereto) shall become immediately due and payable without any action on the part of Holder, and Maker shall immediately pay to Holder all amounts due and payable with respect to this Note. (b) If an Event of Default has occurred, Holder may pursue any and all remedies available at law (including, but not limited to, those available under the provisions of the New York Uniform Commercial Code and those set forth in the Debenture) or in equity to enforce the security interests granted hereunder by Maker to Holder (subject to the carve-out provisions of the Contingent Note Collateral), including, without limitation:

6 (i) file suit and obtain judgment and, in conjunction with any action, seek any ancillary remedies provided by law, including levy of attachment and garnishment, (ii) demand that Maker make the Contingent Note Collateral available to Holder as it may direct (and Maker hereby agrees to comply with such demand), and (iii) with or without taking possession, sell, lease, or otherwise dispose of the Contingent Note Collateral at public or private sale in accordance with the New York Uniform Commercial Code, which remedies may be pursued separately, successively, or simultaneously. (c) Holder shall also have any other rights that Holder may have been afforded under any contract or agreement at any time and any other rights that Holder may have pursuant to applicable law. (d) Maker hereby waives diligence, presentment, protest and demand, and notice of protest and demand, dishonor, and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time and that Holder hereof may accept security for this Note or release security for this Note, all without in any way affecting the liability of Maker hereunder. (e) The rights and remedies of Holder under this Note are cumulative. Holder shall have all other rights and remedies not inconsistent herewith as provided under the New York Uniform Commercial Code, by law, or in equity. No exercise by Holder of one right or remedy shall be deemed an election, and no waiver by Holder of any Event of Default shall be deemed a continuing waiver. No delay by Holder shall constitute a waiver, election, or acquiescence by it. 8. Attorney’s Fees. Maker agrees to pay or reimburse upon demand Holder for all of its reasonable out-of-pocket costs and expenses (including reasonable attorney’s fees) incurred in connection with the enforcement of Maker’s Obligations or the exercise of any rights or remedies hereunder or under applicable law, including, without limitation, the exercise of rights and remedies with respect to the Contingent Note Collateral. 9. Amendment and Waiver. Except as otherwise expressly provided herein, the provisions of this Note may be amended and Maker may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if Maker has obtained the written consent of Holder of this Note. 10. Assignment and Transfer. Holder may assign at any time (or grant a participation interest at any time in) this Note to any of its affiliates, any financial institutions, or any other person (including upon enforcement of rights by any secured creditor of the Holder), in which event, the assignee shall have, to the extent of such assignment, the same rights and benefits as it would if it were Holder, except as otherwise provided by the terms of such assignment or participation.

7 11. Cancellation. After all principal and accrued interest at any time owed on this Note has been paid in full, this Note shall be surrendered to Maker for cancellation and shall not be reissued. 12. Payments. All payments to be made to Holder shall be made in the lawful money of the United States of America in immediately available funds. 13. Place of Payment. Payments of principal and interest shall be delivered to Holder at such address as is specified by prior written notice by Holder. 14. Governing Law. All questions concerning the construction, validity, and interpretation of this Note will be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. 15. Loss, Theft, Destruction, or Mutilation of Note. Upon receipt by Maker of evidence reasonably satisfactory to Maker of the loss, theft, destruction or mutilation of this Note, and, in case of loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to Maker or, in case of mutilation, upon surrendering this Note for cancellation, and upon reimbursement to Maker of all reasonable expenses incidental thereto, Maker will make and deliver a new note of like tenor in lieu of this Note. Any note made and delivered in accordance with the provisions of this paragraph shall be dated as of the date hereof. 16. Waiver of Presentment, Demand, and Dishonor. Maker hereby waives presentment for payment, protest, demand, notice of protest, notice of nonpayment, and diligence with respect to this Note, and waives and renounces all rights to the benefits of any statute of limitations or any moratorium, appraisement, exemption, or homestead now provided or that hereafter may be provided by any federal or applicable state statute, including, but not limited to, exemptions provided by or allowed under the Bankruptcy Code, both as to itself and as to all of its property, whether real or personal, against the enforcement and collection of the obligations evidenced by this Note and any and all extensions, renewals, and modifications hereof. 17. Usury Laws. It is the intention of the Maker and Holder to conform strictly to all applicable usury laws now or hereafter in force, and any interest payable under this Note shall be subject to reduction to the amount not in excess of the maximum legal amount allowed under the applicable usury laws as now or hereafter constructed by the courts having jurisdiction over such matters. If the maturity of this Note is accelerated by reason of an Event of Default or otherwise, then earned interest may never include more than the maximum amount permitted by law, computed from the date hereof until payment, and any interest in excess of the maximum amount permitted by law shall be canceled automatically and, if theretofore paid, shall, at the option of Holder, either be rebated to Maker or credited on the principal amount of this Note, or if this Note has been paid, then the excess shall be rebated to Maker. The aggregate amount of all interest (whether designated as interest, service charges, points, or otherwise) contracted for, chargeable, or receivable under this Note shall under no circumstances exceed the maximum legal rate upon the unpaid principal balance of this Note remaining unpaid from time to time. If such interest does exceed the maximum legal rate, it shall be deemed a mistake and such excess

8 shall be canceled automatically and, if theretofore paid, rebated to Maker or credited on the principal amount of this Note, or if this Note has been repaid, then such excess shall be rebated to Maker. 18. Waiver of Jury Trial; Consent to Jurisdiction. Maker (and, by virtue of its acceptance hereof, Holder) hereby irrevocably waive all right to trial by jury in any litigation, action, proceeding, cross-claim, or counterclaim in any court (whether based on contract, tort, or otherwise) arising out of, relating to, or in connection with (a) this Note or the validity, performance, interpretation, collection, or enforcement hereof or (b) the actions of such party in the negotiation, authorization, execution, delivery, administration, performance, or enforcement hereof. Maker (and, by virtue of its acceptance hereof, Holder) further hereby waive any right of offset or right to interpose any counterclaim in any such action, except for compulsory counterclaims. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in the Bankruptcy Court, or if the Bankruptcy Court no longer has jurisdiction or abstains, then in the state courts of New York sitting in New York City in the Borough of Manhattan or, to the extent subject matter jurisdiction exists therefor, the United States District Court for the District of New York, and the Maker and Holder irrevocably submit to the exclusive jurisdiction of such courts in respect of any such actions or proceedings. [Remainder of Page Intentionally Left Blank]